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                                EXHIBIT  10.11.1

                     TERM DEALER SALES AND SERVICE AGREEMENT


THIS AGREEMENT, effective the 13th day of May, 1996 is entered into by and between AMERICAN SUZUKI MOTOR CORPORATION, Automotive Division, a California Corporation (hereinafter referred to as "SUZUKI"), having its principal office at 3251 East Imperial Highway, Brea, California, and LITHIA MOTORS, INC., A CORPORATION DULY INCORPORATED UNDER THE LAWS OF THE STATE OF OREGON, and doing business as LITHIA SUZUKI (hereinafter referred to as "DEALER"), having its principal office at 700 N. CENTRAL AVENUE, MEDFORD, OR 97501-5817.

                              PURPOSE OF AGREEMENT

     It is acknowledged by both SUZUKI and DEALER that the purpose of this Agreement is to establish DEALER as an authorized dealer of Suzuki Products and to provide for the sale, lease and servicing of Suzuki Products by DEALER. It is of utmost importance to SUZUKI that Suzuki products are sold and serviced in a manner which promotes consumer satisfaction and confidence. It is hereby understood and acknowledged that DEALER desires an opportunity to qualify for a three-year American Suzuki Motor Corporation Dealer Sales and Service Agreement for Suzuki Four Wheel Vehicle Products. DEALER understands, acknowledges and accepts that DEALER must first fulfill all of DEALER's undertakings as hereinafter set forth.

     In furtherance of the purpose of this Agreement, the parties acknowledge that SUZUKI is the exclusive distributor in the United States (except Hawaii) of Suzuki Four Wheel Vehicles and Parts and Accessories therefor manufactured by Suzuki Motor Co., Ltd., a corporation incorporated under the laws of Japan.

     It is of utmost important to SUZUKI that Suzuki Products are sold and serviced in a manner which promotes consumer satisfaction and confidence.
DEALER desires to become one of SUZUKI's authorized dealers. SUZUKI, based on the representations and promises of DEALER, and in reliance on DEALER's integrity, ability and expressed intention to deal fairly with SUZUKI and the consumer, has accepted DEALER as an authorized retail dealer of Suzuki Products.

     DEALER acknowledges Vat SUZUKI has"selected DEALER as an authorized SUZUKI dealer and has granted to it a Dealership for Suzuki Products and related rights pursuant to this Agreement solely in reliance upon the undertaking of DEALER to fulfill its responsibilities to any third party or parties.

     This Agreement sets forth the rights and responsibilities of SUZUKI and DEALER. The relationship between SUZUKI and DEALER shall be that of vendor and purchaser. DEALER is not the agent or legal representative of SUZUKI or Suzuki Motor Co., Ltd. for any purpose whatsoever. DEALER does not have any express or implied rights of authority to assume or create any obligations or responsibilities on behalf of, or in the name of, SUZUKI or Suzuki Motor Co., Ltd.

     THEREFORE, subject to the terms and conditions of this Agreement, based on the foregoing facts and in consideration of the mutual promises and other valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

11.  RIGHTS GRANTED TO DEALER

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     Subject to the terms of this Agreement, SUZUKI hereby appoints DEALER as a nonexclusive authorized dealer for Suzuki Products and grants DEALER the right to:

     A. Sell, lease and service Suzuki Products to the satisfaction of SUZUKI from the Dealership Facilities and Locations as set forth in the Facility Standards Addendum and Section X herein.

     B. Identify itself as an authorized Suzuki Dealer utilizing Suzuki-approved signage at the Dealership Facilities; and

     C. Use the name "Suzuki" and the Suzuki trademarks in the advertising, promotion, sales, leasing and servicing of Suzuki Products in the manner herein provided.

SUZUKI hereby reserves the unrestricted right to sell Suzuki Products and to grant the privilege of using the Suzuki name and trademarks to other dealers and entities, wherever they may be located.

12.  RESPONSIBILITIES ACCEPTED BY DEALER

     DEALER accepts its appointment as an authorized Suzuki Dealer and, in consideration of its appointment and subject to other conditions and provisions of the Agreement, agrees to:

     A. Establish and maintain Dealership Facilities to the satisfaction of SUZUKI as set forth herein and in the Facility Standards Addendum and the Dealer Minimum Standards Addendum at the locations set forth herein;

     B. Sell, lease and promote Suzuki Products subject to, and in accordance with, the terms and conditions of this Agreement;

     C. Service, in a manner satisfactory to SUZUKI, Suzuki Products subject to, and in accordance with, the terms and conditions of this Agreement; and

     D. Build and maintain public confidence and respect in DEALER, SUZUKI and Suzuki Products by maintaining the highest ethical standards of advertising, business practices and conduct.

13.  TERM

     This Agreement shall come into full force and effect at SUZUKI headquarters in Brea, California when executed by SUZUKI and, subject to its earlier termination, in accordance with the provisions of this Agreement, shall continue in full force and effect for ONE YEAR expiring on MAY 13, 1997 subject to the provisions of Section 11.00 of the Standard Provisions only upon the condition that DEALER complies and completes all the terms and conditions of this Agreement.

14.  OWNERSHIP OF DEALER

     DEALER represents and warrants and this Agreement is conditioned upon, and is entered into by SUZUKI upon the representations and warranties of DEALER that:

     A. Dealer is an OREGON CORPORATION (indicate whether a sole proprietor, a partnership, a corporation or other type of organization)

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     B.   The following person(s) and only said person(s) own and will continue to own, throughout the term of this Agreement, the following interest in ownership of the Dealership:

                              Percentage     State Whether Partner
          Name                Of Interest    Officer or Director
          ----                -----------    ---------------------

          SIDNEY B. DEBOER    62.5%          PRES./SEC./TREAS./CEO
          MANFRED L. HEIMANN  37.5%          VICE PRESIDENT


     C.   DEALER intends to carry on business under the name(s) of LITHIA
          SUZUKI.

     DEALER warrants that the appropriate registration or fictitious business name statement reflecting the name in Paragraph (C) above has been filed with the proper state authorities for the conduct of business under the name by DEALER.

15.  MANAGEMENT OF DEALERSHIP

     A. SUZUKI enters into this Agreement on DEALER's representation that SIDNEY B. DEBOER and no other person, shall be General Manager and shall have full managerial authority and responsibility for the operation and management of all phases of the business of the Dealership with authority to make all decisions on behalf of DEALER with respect to the operation of the Dealership and the performance of this Agreement.

16.  CHANGE IN OWNERSHIP OR MANAGEMENT

     SUZUKI has entered into this Agreement in reliance on DEALER's representation that the persons identified as Owners and/or General Manager in Sections IV and V herein possess the ability, experience and other personal qualifications requisite for the performance of this Agreement. Therefore, if there is to be a change in the person(s) named as having full ownership and/or full managerial authority as General Manager and responsibility for the operation and management of the Dealership, DEALER must give prior written notice of the change to SUZUKI, (except a change caused by death, in which case DEALER or the DEALER's legal representative shall give immediate written notice to SUZUKI). No such change or notice shall alter or modify any of the provisions in this Agreement until embodied in an appropriate written amendment and executed by all parties. SUZUKI will not unreasonably withhold consent to a change in ownership or management, provided that SUZUKI receives all information requested by it concerning the prospective owner(s) and/or General Manager, and provided that the prospective owner(s) and/or General Manager meet(s) all SUZUKI financial qualifications and other qualifications in effect at the time of the proposed change.

17.  LICENSING OF DEALER

     If any state, city or other jurisdiction where the Dealership operations are to be located and conducted requires DEALER to obtain and maintain a license for the conduct of Dealership operations as set forth herein, this Agreement shall not be valid until and unless DEALER shall have first provided to SUZUKI certification of the issuance of such license(s) to DEALER. DEALER shall immediately notify SUZUKI in writing of failure to obtain or maintain any such licenses or renewal thereof. DEALER shall further notify SUZUKI in writing if any license

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     that DEALER has obtained pursuant to this Paragraph is suspended or revoked and the date and reasons therefor.

18.  INCORPORATION OF STANDARD PROVISIONS

     The Suzuki Dealer Sales and Service Agreement Standard Provisions accompanying this Agreement are incorporated herein by this reference and made a part of this Agreement with the same force and effect as if fully set forth at this point.

19.  INCORPORATION OF DOCUMENTS AS PART OF AGREEMENT

     The Dealer Application, Facility Standards Addendum, Dealer Minimum Standards Addendum and Dealer Updates are incorporated by this reference and made a part of this Agreement with the same force and effect as if all the representations and warranties in the Dealer Application, and all terms and conditions of the Facility Standards Addendum, Dealer Minimum Standards Addendum and Dealer Updates were set forth in full herein. The DEALER represents and warrants and SUZUKI enters into this Agreement in reliance upon those representations and warranties that all representations and warranties made by the DEALER in the Dealer Application, Facility Standards Addendum and Dealer Minimum Standards Addendum are true and correct as of the date of execution of this Agreement.

20.  CONDITIONS OF SUZUKI'S OFFER

     If this Agreement is not terminated prior to its expiration date as set forth above, SUZUKI hereby offers to enter into A three-year American Suzuki Corporation Dealer Sales and Service Agreement with DEALER in such form as shall be in use by SUZUKI at that time. This offer may be accepted by DEALER fulfilling all of the following conditions during the term of this Agreement and at the expiration thereof, each of which DEALER recognizes, understands and agrees as being reasonable and necessary:

     (a) Provide through acquisition or construction, and maintain the following facilities for the Suzuki Dealership and for the sale, leasing and servicing of Suzuki Products:

                              700 N. CENTRAL AVENUE
                             MEDFORD, OR 97501-5817

     Dealer shall not establish or conduct any Dealership operations which are the subject of this Agreement, including the display, sale, leasing or servicing of Suzuki Products, at any location or facility other than as set forth above or in the Facility Standards Addendum.

     (b) Complete the acquisition and installation, at the Dealership Facilities, of improvements, signs, furniture and furnishings, tools and equipment as recommended by SUZUKI for the Dealership;

     (c) Empty such personnel, in qualification and number, as recommended by SUZUKI for the Dealership;

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     (d)  Furnish SUZUKI, on forms or in the format designated by SUZUKI, by the tenth (10th) day of each month, with the financial and operating statements set forth in Section 3.04 of the Standard Provisions;

     (e) Comply with all other of SUZUKI's standards of DEALER to operate the Dealership and qualify in all other aspects for a Suzuki three-year Dealer Sales and Service Agreement;

     (f) Comply with all federal, state and local governmental statutes, ordinances, rules, regulations and standards to conduct business as an authorized Suzuki Dealer at the Dealership Facilities;

     (g)  Other Conditions:

          - COMPLETE AND MAINTAIN A MINIMUM OF TWO (2) SUZUKI TRAINED TECHNICIANS IN PRODUCT INTRO AND EFI TO SERVICE THE SUZUKI PRODUCT LINE DURING THE TERM OF THIS AGREEMENT.

          - MAINTAIN AVERAGE MONTHLY DISTRICT, REGION, OR NATIONAL TOTAL SALES PER DEALER, WHICHEVER IS HIGHEST, DURING THE ENTIRE TERM OF THE TERM DEALER SALES AND SERVICE AGREEMENT.

          - PURSUANT TO SECTION 5.02 OF THE SUZUKI STANDARD PROVISIONS, DEALER AGREES TO OBTAIN AND MAINTAIN ADEQUATE FLOORING ARRANGEMENTS CONFORMING TO THE REQUIREMENTS ESTABLISHED and APPROVED BY SUZUKI, IN NO EVENT LESS THAN $500,000.

          - Utilize Suzuki financial statement and submit by the 20th of each month to National AND Regional Offices during the term of this agreement.

          -    Maintain approved Suzuki signage in accordance with paragraph
               2.02 of the Standard Provisions of the Dealer Sales and Service Agreement.

          - Maintain Suzuki Information Center during the term of this agreement. Maintain Suzuki SCAT System during the term of this agreement.

     Should DEALER fail to fulfill each and every condition set forth in this Paragraph during the term of the Agreement and prior to the expiration thereof, the above offer made by SUZUKI shall be automatically revoked on the expiration date set forth in Paragraph III without further notice to dealer.

21.  EFFECT OF LEGAL PROCEEDINGS ON SUZUKI'S OFFER TO DEALER

     Should a proceeding of any nature be filed with or initiated in any court or administrative body seeking to prevent or delay SUZUKI from entering into a Dealer Sales and Service Agreement with DEALER and/or seeking damages resulting from SUZUKI doing so, SUZUKI shall be under no obligation to enter into such Agreement during the pendency of such proceeding. Furthermore, if, as a result of such proceeding, SUZUKI shall be ordered or prevented from entering into such an Agreement with Dealer, the offer contained in Section X herein shall be void and SUZUKI shall have no liability to DEALER whatsoever for any damages which DEALER may incur as a result thereof.

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22.  BREACH OF AGREEMENT BY DEALER

     Should DEALER fail to comply with and fully and completely carry out all of the terms and conditions of this Agreement, including those incorporated by reference, such failure shall constitute a material breach of this Agreement, and SUZUKI shall be under no obligation whatsoever to DEALER to extend this Agreement in whole or in part, to enter into a regular three year Dealer Sales and Service Agreement with DEALER or be under any other obligation or have any liability to DEALER whatsoever.

23.  ONLY AGREEMENT

     Unless expressly referred to and incorporated herein, this Agreement cancels and supersedes all previous contracts, agreements and understandings between SUZUKI and DEALER with respect to Suzuki Products, and there are no promises, representations, understandings or agreements except as stated herein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement this 13th day of May, 1996.


                                      AMERICAN SUZUKI MOTOR
                                      CORPORATION
                                      Automotive Division


                                      By: [Signature]
                                          ------------------------------------
                                           M. Nagura, President
                                           Name and Title


                                      LITHIA MOTORS, INC. DBA
                                      LITHIA SUZUKI
                                      Dealer Entity Name


                                      BY: [Signature]
                                          ------------------------------------
                                           President


                                      BY: [Signature]
                                          ------------------------------------
                                           Secretary